UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   November 29, 2006

InfoLogix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125575	20-1983837
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation or Organization)	File Number)	Identification No.)

101 East County Line Road, Suite 210, Hatboro, PA	19040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (215) 604-0691

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in Item 2.01, the Merger is being accounted for as a reverse merger because the stockholders of InfoLogix Systems, Inc. (formerly known as InfoLogix Inc.) own a majority of the shares of common stock of InfoLogix, Inc. (the “Company”) immediately following the Merger.  Thus, for accounting purposes, InfoLogix Systems, Inc. is treated as the acquiring entity.  To reflect this accounting treatment, on November 29, 2006 the Company’s Board of Directors resolved to change the Company’s fiscal year end from November 30 to December 31 (the fiscal year end of InfoLogix Systems, Inc.).  The Company expects that the next periodic report it will file pursuant to its obligations under Section 15(d) of the Securities Exchange Act of 1934 will be its Annual Report on Form 10-K for the fiscal year ending December 31, 2006.  No transition report is required.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: December 29, 2006	By:	/s/ John A. Roberts
Name: John A. Roberts
Title: Chief Financial Officer